Exhibit 99.1

Third Quarter 2013 Earnings Release

October 22, 2013

IDEX PROPRIETARY & CONFIDENTIAL

IDEX PROPRIETARY & CONFIDENTIAL

Agenda

IDEX Outlook

Q3 Financial Performance

Q3 Segment Performance

Fluid & Metering

Health & Science

Fire & Safety / Diversified

Guidance Update

Q&A

IDEX PROPRIETARY & CONFIDENTIAL

IDEX PROPRIETARY & CONFIDENTIAL

Replay Information

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Conference ID: #26074681

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IDEX PROPRIETARY & CONFIDENTIAL

Cautionary Statement Under the Private Securities Litigation Reform Act

This presentation and discussion will include forward- looking statements.

Our actual performance may differ materially from that indicated or suggested by any such statements. There are a number of factors that could cause those differences, including those presented in our most recent annual report and other company filings with the SEC.

IDEX PROPRIETARY & CONFIDENTIAL

IDEX Q3 Financial Performance

R EPS*

$ 0 $480 $491

Revenue

$1.00 $0.66 $0.78

Organic: 1% growth 18% growth

$250 $400 550 Q3

20 2 20 3 $0.00 $0.50 Q3

2012 2013 2012 2013

150 bps expansion

23% growth

Operating Margin* Free Cash Flow

14% 16% 18% 20% 18.3% 19.8% $50 $75 $100 $125 $92 $113 Q3 2012 2013 Q3 2012 2013

* Q3 2012 EPS / Operating Margin data adjusted for restructuring expenses ($7.1M)

IDEX PROPRIETARY & CONFIDENTIAL

Outstanding EPS, Margin & FCF performance

Fluid & Metering

6

Orders	Revenue	Operating Margin*


Organic: 9% growth
$300
$200
$100
$0
$198
$217
Q3
2012
2013


Organic: 6% growth
$300
$200
$100
$0
$198
$212
Q3
2012
2013


300 bps expansion
25%
20%
15%
10%
21.4%
24.4%
Q3
2012
2013

Q3 Revenue Mix:		
	Organic	6%
	Acquisition	0%
	Fx	1%
	Total	7%

Q3 Summary:

- Strong organic order and revenue growth driven by increases across all FMT platforms
- Operating margin improved 300 bps on volume strength and the continued benefit of cost-out actions and disciplined management
- Energy benefited from continued strength in North American electronic retrofits and aviation
- Municipal water services showing strong orders and project funnel

* Q3 2012 Operating Margin data adjusted for restructuring expense

Organic orders up 9 percent, organic sales up 6 percent

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IDEX PROPRIETARY & CONFIDENTIAL

Health & Science

Orders Revenue O i M i *

$176 $179

Organic: 2% decline 330 bps expansion

$166 $174

Organic: 2% growth

Operating Margin*

$100 $200 10% 15% 20% 25% 17.3% 20.6% $100 $200 $0 Q3 2012 2013 Q3 2012 2013 $0 Q3 2012 2013

Q3 Revenue Mix: Organic -2% Q3 Summary:

Acquisition 4%

Fx -1%

?? Operating margins expanded 330 basis points on the strength of focused cost-out initiatives

?? Scientific Fluidics has order and sales growth in every quarter this year

?? Optics & expecting order increase prior to year-end Total 1% Photonics

?? Specialty Seals delivered outstanding growth from their position in the scientific and oil & gas markets

* Q3 2012 Operating Margin data adjusted for restructuring expense

IDEX PROPRIETARY & CONFIDENTIAL

Q3 operating margin of 20.6 percent up 330 bps

Fire & Safety/Diversified

Orders Revenue O i M i *

24.8% 21 9%

Organic: 7% decline 290 bps decline

$ 141

Organic: 39% growth

Operating Margin*

$50 $100 $150 $108 $101 10% 15% 20% 25% 21.9% $50 $100 $150 $101 $0 Q3 2012 2013 Q3 2012 2013 $0 Q3 2012 2013

Q3 Revenue Mix: Organic -7% Q3 Summary:

Acquisition 0%

Fx 1%

?? Strong organic order growth from FSG and Dispensing

?? Orders up 39 percent organically, excluding large Dispensing order, still up 16 percent

?? Another power production facility trailer order at FSG Total -6%

?? FSG has exceptional profitability improvements after facility consolidation

?? Strength at Band-It from North American vehicle platforms orders

* Q3 2012 Operating Margin data adjusted for restructuring expense

IDEX PROPRIETARY & CONFIDENTIAL

Large Dispensing and FSG orders fuel excellent organic growth

Outlook: 2013 Guidance Summary

9

<u>Q4 2013</u>

- EPS estimate range: $0.78 – $0.80
- Organic revenue growth ~ 5%
- Positive revenue impact from acquisition of ~ 1%
- Operating margin ~ 19.5%

<u>FY 2013</u>

- EPS estimate range: $3.05 – $3.07
  - Organic revenue growth ~ 2%
  - Positive revenue impact from acquisition of ~ 2%
  - Operating margin ~ 19.5%
  - Fx impact is immaterial
- Other modeling items
  - Tax rate ~ 28.5%
  - Cap Ex ~ $33 - $36M
  - Free Cash Flow will be 145 – 150% of net income
  - Continued share repurchases
  - EPS estimate excludes future acquisitions and associated costs and charges

IDEX CORPORATION

IDEX PROPRIETARY & CONFIDENTIAL

Q&A

IDEX PROPRIETARY & CONFIDENTIAL